Brown Capital Management International Equity Fund

(the “Fund”)

Investor Shares (BCIIX)

Institutional Shares (BCISX)

(a series of Brown Capital Management Mutual Funds)

Supplement dated May 31, 2022

to the Summary Prospectuses and the Prospectuses dated July 22, 2021

Important Notice Regarding Change to the Principal Investment Strategies

After analyzing the market and economic environment, Brown Capital Management, LLC (the “Advisor”) has recommended and the Board of Trustees has approved a modification to the Fund’s principal investment strategies, including its 80% investment policy. The Advisor has also recommended a change to the Fund’s name that will be more aligned with the Fund’s modified investment strategies.  Accordingly, the Fund’s new name will be the “Brown Capital Management International All Company Fund.” Additionally, the principal investment strategies of the Fund will be modified so that the Fund will no longer focus construction of its portfolio of equity securities based on capitalization. Rather, the Fund will focus construction of its portfolio of equity securities based on revenue. The Advisor believes this approach to portfolio construction is more aligned with the Advisor’s overall investment approach. As a result of this change, the Fund will eliminate the disclosure regarding its 80% investment strategy although the Fund will continue to invest substantially all of its assets in equity securities as it has historically invested. The Fund is required to provide shareholders with 60 days’ written notice of this change.  As a result of the notice requirement, the changes noted below will take effect on August 1, 2022.

The Fund’s 80% investment policy will be revised as set forth below. Each section of the respective prospectus impacted by this change is noted below.

See page 12 of the current Prospectuses and page 3 of the Summary Prospectuses.

The International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies. The International All Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional companies. It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities. The International All Company Fund typically holds a portfolio of between 40 to 70 securities which the Advisor believes have the potential for growth.

See page 7 of the current Prospectuses.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes International All Company Fund portfolio construction by its use of revenue (not market capitalization) to identify and invest in exceptional international companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. There are no minimum or maximum levels of revenue that constrain the Fund's ability to make investments in any particular international company. International companies eligible for purchase include U.S. listed securities domiciled outside the U.S. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with the other team members before conducting in-depth research of a particular company in order to ensure commitment of time and dedication to understanding a company makes sense to all team members.

See page 24 of the current Prospectuses.

Principal Investment Strategy

The Brown Capital Management International All Company Fund

Under normal market conditions, the International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies. It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

For more information regarding this supplement please call 1-877-892-4BCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.